UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 22, 2025
COTERRA ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza
840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (281) 589-4600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    Effective September 22, 2025, Coterra Energy Inc. (the “Company”) appointed Gregory F. Conaway, 50, as Vice President and Chief Accounting Officer and as an executive officer of the Company. Mr. Conaway joined the Company in August 2025 and has served as its Vice President—Accounting. Previously, Mr. Conaway served as Chief Accounting Officer of Acuren Corporation, a global testing, inspection, certification and compliance and engineering services firm, from November 2024 to April 2025, and as Vice President and Chief Accounting Officer of Callon Petroleum Operating Co., an independent oil and natural gas company, from January 2020 to March 2024. Mr. Conaway also served in various roles of increasing responsibility, including Vice President and Chief Accounting Officer, of Carrizo Oil & Gas, Inc., an independent oil and natural gas company, from July 2011 to December 2019. Mr. Conaway earned a B.B.A. in Accounting and an M.B.A. from Angelo State University.
In connection with his hiring, Mr. Conaway and the Company entered into the Company’s standard indemnification agreement and severance compensation agreement, the forms of which were included as Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 1, 2021 and Exhibit 10.4 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, respectively.

The Company previously announced that Todd M. Roemer, the Company’s prior Vice President and Chief Accounting Officer, will be retiring following the filing of the Company’s Annual Report on Form 10-K for the year ending December 31, 2025. Concurrent with Mr. Conaway’s appointment, Mr. Roemer no longer serves as Vice President and Chief Accounting Officer or as an executive officer of the Company. To ensure a smooth transition, Mr.Roemer has agreed to remain an employee of the Company through his separation of service, serving as Special Advisor to the Chief Financial Officer.

Item 9.01.                                           Financial Statements and Exhibits.
(d)                                 Exhibits
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

By:	/s/ Marcus G. Bolinder
Marcus G. Bolinder
Corporate Secretary
Date: September 22, 2025

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